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                                                                    EXHIBIT 10.5

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                              AMENDED AND RESTATED
                            ADMINISTRATION AGREEMENT

                                      AMONG

                   VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST,

                                    as Issuer

                                       AND

                                VW CREDIT, INC.,

                                as Administrator

                                       AND

                           JPMORGAN CHASE BANK, N.A.,

                              as Indenture Trustee

                           DATED AS OF _______ , 200_

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                                                        Administration Agreement
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            THIS AMENDED AND RESTATED ADMINISTRATION AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement") is dated as of ____ , 200_ , among VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, a Delaware statutory trust (the "Issuer"), VW CREDIT, INC., a Delaware corporation, as administrator (the "Administrator"), and JPMORGAN CHASE BANK, N.A., a national banking association (as successor in interest to Bank One, National
Association), not in its individual capacity but solely as indenture trustee
(the "Indenture Trustee").

                              W I T N E S S E T H :

            WHEREAS, the Issuer, the Administrator and the Indenture Trustee are parties to that certain Administration Agreement dated as of August 10, 2000 (the "Existing Agreement");

            WHEREAS, the Transferor holds a Residual Interest in the Trust pursuant to the Trust Agreement;

            WHEREAS, pursuant to the Basic Documents, the Issuer and The Bank of New York, as Owner Trustee, are required to perform certain duties in connection with (i) the Notes, (ii) the Collateral and (iii) the Residual Interest;

            WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Owner Trustee may from time to time request;

            WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein; and

            WHEREAS, the parties hereto desire to amend the Existing Agreement, and to restate it in its entirety.

            NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Existing Agreement is hereby amended and restated in its entirety as follows:

            1. Certain Definitions. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to the Amended and Restated Trust Sale and Servicing Agreement dated as of _______ , 200_ among the Issuer, the Transferor and the Servicer (as amended, modified or supplemented from time to time, the "Trust Sale and Servicing Agreement"). The rules of construction set forth in Part II of Appendix A to the Trust Sale and Servicing Agreement shall be applicable to this Agreement. All references herein to Sections are to Sections of this Agreement unless otherwise specified.

            2. Duties of the Administrator.

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      (a)         Duties with Respect to the Basic Documents. The Administrator shall perform all of its duties as Administrator under this Agreement and the other Basic Documents and the duties and obligations of the Issuer and the Owner Trustee (in its capacity as owner trustee) under the Basic Documents; provided, however, except as otherwise provided in the Basic Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Basic Document. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding its duties and obligations under the Basic Documents. The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Issuer and the Owner Trustee when action is necessary to comply with the Issuer's and the Owner Trustee's duties and obligations under the Basic Documents. The Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee) to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee) to take pursuant to the Basic Documents, and shall prepare and execute on behalf of the Issuer or the Owner Trustee all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents or otherwise by law.

      (b) No Action by Administrator. Notwithstanding anything to the contrary in the Agreement, the Administrator shall not be obligated to take, and shall not take, any action that the Issuer directs the Administrator not to take nor which would result in a violation or breach of the Issuer's covenants, agreements or obligations under any of the Basic Documents.

      (c)         Non-Ministerial Matters; Exceptions to Administrator Duties.

            (i) Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (A) the amendment of or any supplement to the Indenture (other than pursuant to or in connection with a Series Supplement);

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                  (B)   the initiation of any claim or lawsuit by the Issuer and
                        the compromise of any action, claim or lawsuit brought by or against the Issuer;

                  (C) the amendment, change or modification of any of the Basic Documents;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (E)   the removal of the Indenture Trustee.

            (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not,
                  (x) make any payments to the Noteholders under the Basic Documents, (y) except as explicitly provided in the Basic Documents, sell the Trust Estate pursuant to the Basic Documents or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

            3. Successor Servicer and Administrator. The Issuer shall undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 7.1 of the Trust Sale and Servicing Agreement, to enforce the provisions of Sections 7.1 and 7.2 of the Trust Sale and Servicing Agreement with respect to the appointment of a successor Servicer. Such successor Servicer shall, upon compliance with Sections 10(e)(ii) and (iii) hereof, become the successor Administrator hereunder.

            4. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Transferor at any time during normal business hours.

            5. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Servicer shall pay the Administrator a monthly fee
in the amount of $       .

            6. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

            7. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the

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performance of its obligations hereunder. Unless expressly authorized by the
Issuer, the Administrator shall have no authority to represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

            8. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

            9. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such Person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

            10. Term of Agreement, Resignation and Removal of Administrator.

      (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

      (b) Subject to Sections 10(e) and 10(f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

      (c) Subject to Sections 10(e) and 10(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

      (d) The occurrence of any one of the following events (each, an "Administrator Replacement Event") shall also entitle the Issuer, subject to Section 23 hereof, to terminate and replace the
            Administrator:

            (i) any failure by the Administrator to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders of any Outstanding Series, which failure continues unremedied for ten business days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal amount of the related Outstanding Notes, voting together as a single class;

            (ii) any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the

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                  Issuer or the Noteholders of any Outstanding Series, and which continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal amount of the related Outstanding Notes, voting together as a single class;

            (iii) any representation or warranty of the Administrator made in any Basic Document to which the Administrator is a party or by which it is bound or any certificate delivered pursuant to this Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer or the Noteholders of any Outstanding Series, and which failure continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal amount of the related Outstanding Notes, voting together as a single class (it being understood that any repurchase of a Receivable by VCI pursuant to Section 2.2 of the Receivables Purchase Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Receivable); or

            (iv)  the Administrator suffers a Bankruptcy Event;

            provided, however, that a delay in or failure of performance referred to under clauses (i), (ii) or (iii) above for a period of 150 days will not constitute an Administrator Replacement Event if such delay or failure was caused by force majeure or other similar occurrence.

      (e) If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 23 hereof, by notice given to the Administrator and the Owner Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to Section 23 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 23 hereof, pursuant to a management agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all

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            documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator.

      (f) The Issuer, subject to Section 23 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

            11. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10, or the resignation or removal of the Administrator pursuant to Section 10, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal.

            12. Notices. All demands, notices and communications upon or to the Issuer, the Owner Trustee, the Administrator or the Indenture Trustee shall be delivered as specified in Appendix B of the Trust Sale and Servicing Agreement.

            13. Amendments.

      (a) Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder or the Issuer; provided that (i) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of any Notes of each Outstanding Series, voting as a single class, (ii) any amendment that materially and adversely affects the interests of the Residual Interestholder, the Indenture Trustee, any Enhancement Provider or the Owner Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment. The consent of the Residual Interestholders or the Issuer shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given.

      (b) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed

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            amendment, but it shall be sufficient if such Person consents to the substance thereof.

      (c) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended by the parties hereto without the consent of any of the Noteholders of any Outstanding Series Notes or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

      (d) Prior to the execution of any amendment to this Agreement, the Administrator shall provide each Rating Agency with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Issuer, the Owner Trustee, any Enhancement Provider and the Indenture Trustee.

      (e) Prior to the execution of any amendment to this Agreement, the Issuer, the Owner Trustee any Enhancement Provider and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement.

            14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition for each then outstanding series of Notes in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

            15. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS OR ANY OTHER JURISDICTION'S CONFLICT OF LAW PROVISIONS, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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            16. Headings. The section headings hereof have been inserted for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            17. Separate Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            18. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

            19. Not Applicable to VCI in Other Capacities. Nothing in this Agreement shall affect any obligation VCI may have in any other capacity.

            20. Limitation of Liability of Owner Trustee and Indenture Trustee.

      (a) Notwithstanding anything contained herein to the contrary, this instrument has been executed by The Bank of New York, not in its individual capacity but solely as Owner Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by JPMorgan Chase Bank, N.A., not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall JPMorgan Chase Bank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            21. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

            22. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

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      (a)         submits for itself and its property in any legal action or proceeding relating to this Agreement, any documents executed and delivered in connection herewith or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Appendix B to the Trust Sale and Servicing Agreement; and

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            23. Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer's rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement.

            24. Nonpetition Covenant. With respect to the Transferor and the Issuer (each a "Bankruptcy Remote Party"), each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing (i) no party hereto shall authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the

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parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Financing, it will not institute against, or join any other Person in instituting against, any Bankruptcy Remote Party an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

                           [signature page to follow]

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            IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the day and year first above written.

                                             VOLKSWAGEN CREDIT AUTO MASTER OWNER
                                             TRUST, as Issuer

                                             By: The Bank of New York, not in
                                                 its individual capacity, but
                                                 solely as Owner Trustee

                                             By: _______________________________
                                             Name:
                                             Title:

                                             JPMORGAN CHASE BANK, N.A.,
                                             as Indenture Trustee

                                             By: _______________________________
                                             Name:
                                             Title:

                                             VW CREDIT, INC., as Administrator

                                             By: _______________________________
                                             Name:
                                             Title:

                                             By: _______________________________
                                             Name:
                                             Title:

                                                        Administration Agreement